Exhibit 10.27

SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (the “Agreement”) shall resolve all pending claims in the following lawsuits (collectively, the “Litigation”), subject to the terms and conditions set out below.

1.

Legacy Housing Corp. v. Bill Rodwell et al., No. 4:24-cv-00096-P consolidated with No. 4:24-CV-00300-P, pending in the United States District Court for the Northern District of Texas (the “Texas Lawsuit”);

2.

Cleveland MHC, LLC v. Legacy Housing Corp. and Jeffery V. Burt, No. 3:24-CV-00084-DPJ-ASH, pending in the United States District Court for the Southern District of Mississippi—Northern Division (the “Mississippi Lawsuit”); and

3.

Legacy Housing Corp. v. Country Aire Homes of LA, LLC et al., No. 1:24-cv-00460, pending in the United States District Court for the Western District of Louisiana and Legacy Housing Corp. v. Country Aire MHP LLC, et al., No. 2:24-cv-00525-JDC-TPL, pending in the United States District Court for the Western District of Louisiana—Lake Charles Division (the “Louisiana Lawsuits”).

The “Parties” include Legacy Housing Corporation (“Legacy”) and Curtis D. Hodgson (collectively, the “Plaintiffs”), William Rodwell, Cynthia Rodwell, Tony Hartsgrove, Robert T. Hutson II, Yakov Plotnikov, Eric D. Wooten (collectively, the “Individual Defendants”), Cleveland MHC, LLC (“Cleveland”), Country Aire Homes of LA, LLC, Forest Hollow, LLC (“Forest Hollow”), Gulf Stream Homes of LA, LLC, Gulf Stream Homes of MS, LLC, Stellar GS Homes, LLC, SINOP GS Homes, LLC, Gulf Stream Manor Phase 2 Homes, LLC, Iowa Homes, LLC, Southern Pointe Homes, LLC, Southern Pointe Investments, LLC, Southern Pointe Investments II, LLC, Stellar GS Homes LLC, and Country Aire MHP LLC (collectively, the “Entity Defendants”).

The material terms of this Agreement are as follows:

1. Consideration

As consideration for the mutual release described in Section 3:

•

Forest Hollow shall convey clear title, and the undisputed right to possess, all real and personal property located on or at the Forest Hollow Mobile Home Community, 6650 Broad Oak Street, Beaumont, TX 77713 (the “Forest Hollow Mobile Home Community”) to Legacy;

•

Cleveland shall convey clear title, and the undisputed right to possess, all real and personal property located on or at the Cleveland Mobile Home Community, 110 Old Hwy 49 S. Richland, MS 39218 (the “Cleveland Mobile Home Community”) to Legacy;

•

Cleveland and Forest Hollow shall assign all intangible assets, including all leases, contracts, and goodwill applicable or related to the real and personal property located on or at the Forest Hollow Mobile Home Community and the Cleveland Mobile Home Community to Legacy;

•	The Individual and Entity Defendants shall irrevocably waive any and all claims related to existing deposits; and

•	Legacy shall refinance the Entity and Individual Defendants’ remaining debt.
o

The Parties shall enter into a new two-year, $48 million promissory note (the “Note”), dated July 3, 2024, that is governed by Louisiana law. Pursuant to this Agreement, the borrower(s) shall have the option to reduce the principal debt due under the Note by up to $5 million by making a lump-sum payment prior to executing the Note and all related security and credit instruments. On a one-to-one basis, Legacy will forgive $1 of debt for every $1 that the borrower(s) pay at signing, up to $2.5 million.[1] The Note shall bear interest at a rate of 7.9% per annum, shall require monthly, interest-only payments paid by ACH, and shall mature after twenty-four months, with the balance due upon maturity. The borrower(s) shall have the right to release any collateral used to secure the Note by making a Release Payment. The Release Payments are identified in Exhibit A and Exhibit B. Prior to making a Release Payment, the borrower(s) shall provide Legacy with notice and sufficient time to release the collateral. Legacy shall not be required to release any lien on the Real Property until all liens on the Personal Property located on or at the Real Property have been released. The borrower(s) shall not further encumber the collateral that is being encumbered pursuant to this Agreement. Release Payments shall be used to reduce the principal due under the Note, and the Note shall be secured by:

•	A first priority security interest in the homes identified in Exhibit A (collectively, the “Personal Property”), including all fixtures, component parts, and equipment in or attached thereto.
•	A first priority mortgage in the real property identified in Exhibit B (the “Real Property”).
•	A pledge of any and all leases and rents, either current or in the future, related to the Real and Personal Property.
•	Personal guarantees signed by the Individual Defendants.[2]
•

Current certificates of existence and/or good standing for every borrower that is not a natural person issued by the appropriate governmental authority certifying that the entity is validly existing and in good standing in the jurisdiction in which it is organized.

•	Current, certified copies of the articles of organization, limited liability company certificate, and operating agreement applicable to every borrower that is not a natural person.
•

Such other security and credit instruments as are reasonably necessary or customary for such transaction, including, but not limited to: (1) a restriction on any borrower’s ability to incur additional debt on the Real and Personal Property;

[1]	Need final amount. Payment due upon executing new two-year Note.
[2]	The Individual Defendants shall personally guarantee the Note to the same extent they have personally guaranteed the Entity Defendants’ existing debt.

(2) a requirement that every borrower provide Legacy with accurate financial reporting on a quarterly basis; and (3) a requirement that every borrower maintain adequate insurance, which is to be defined and agreed upon at a later date.

2. Operative Timeline

The Parties shall fulfill their obligations, under Section 1, pursuant to the following timeline:

•	The Parties shall execute this Agreement on or before July 26, 2024.
•	The Parties shall file joint motions to stay the Litigation for thirty days on or before July 29, 2024.
•

Forest Hollow shall convey clear title, and the undisputed right to possess, all real and personal property located on or at the Forest Hollow Mobile Home Community to Legacy on or before August 5, 2024.

•	Cleveland shall convey clear title, and the undisputed right to possess, all real and personal property located on or at the Cleveland Mobile Home Community to Legacy on or before August 5, 2024.
•

Cleveland and Forest Hollow shall assign all intangible assets, including all leases, contracts, and goodwill applicable or related to the real and personal property located on or at the Forest Hollow Mobile Home Community and the Cleveland Mobile Home Community to Legacy on or before August 5, 2024.

•

The Entity and Individual Defendants shall provide a schedule of outstanding indebtedness, reach a resolution with Vanderbilt Mortgage, and bring current any other debt in default on or before August 5, 2024.[3]

•	The borrower(s) shall execute the Note and all related security and credit instruments on or before August 8, 2024.

The Parties shall dismiss the Litigation with prejudice once all the above conditions are met. The Parties agree that the above deadlines can be extended upon a writing signed by the Parties. The Parties further agree that any failure to meet the above deadlines, absent an extension, constitutes a material breach of this Agreement.

3.	Mutual Release

Once the conditions set forth in Section 1 are completed pursuant to the timeline set forth in Section 2, the Parties shall release all past and present claims arising out of or related to the Texas Lawsuit, Mississippi Lawsuit, and Louisiana Lawsuits, including all claims, counterclaims, and third-party claims asserted therein. This release shall not cover any claims that arise after the execution of this Agreement or apply to any breach of this Agreement, the Note, or any related security or credit instrument.

[3]	To be discussed.

4. Further Cooperation

The Parties agree to undertake all necessary efforts and execute all necessary documents to ensure that all the conditions set forth in Section 1 are completed pursuant to the timeline set forth in Section 2 and shall reasonably cooperate as necessary to effectuate the terms of this Agreement.

5. Counterpart Execution

This Agreement may be executed in any number of counterparts and transmitted by facsimile, electronic mail (including portable document format (.pdf)) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000 e.g., via DocuSign), or other transmission method and all so executed shall constitute one agreement binding on all Parties, notwithstanding that all Parties have not signed the original or the same counterpart.

6. Miscellaneous Provisions

•	This Agreement is a binding and enforceable contract that, to the extent necessary, can be enforced in a court of law.
•	This Agreement has been executed under, and shall be construed and enforced in accordance with, the laws of the State of Texas, without regard to any conflicts of laws principles.
•	This Agreement constitutes the entire understanding and agreement of the Parties and supersedes all prior and contemporaneous agreements, understandings, representations, and negotiations.
•	The Parties represent, covenant, and warrant that each has the right and authority to execute and grant the rights and releases contained in this Agreement.
•

Defendants represent, covenant, and warrant that they have not assigned, pledged, sold or transferred any right, title or interest in the Real and Personal Property described in Section 1 of this Agreement.

•

The Parties shall bear their own attorneys’ fees and costs, including any attorneys’ fees and costs incurred in connection with this Agreement; provided, however, that in the event this Agreement is, in any way, challenged or subject to litigation, the Entity and Individual Defendants shall indemnify Legacy and Hodgson for all attorneys’ fees and costs related to the same.

EXECUTED IN MULTIPLE ORIGINALS on this 27th day of July 2024.

PLAINTIFFS	INDIVIDUAL DEFENDANTS

Legacy Housing Corporation	William Rodwell

/s/ Max M. Africk	/s/ William Rodwell
Max M. Africk, General Counsel	William Rodwell

Curtis D. Hodgson	Cynthia Rodwell

/s/ Curtis D. Hodgson	/s/ Cynthia Rodwell
Curtis D. Hodgson	Cynthia Rodwell

Tony Hartsgrove

/s/ Tony Hartsgrove
Tony Hartsgrove

Robert T. Hutson II

/s/ Robert Hutson
Robert T. Hutson II

Yakov Plotnikov

/s/ Yakov Plotnikov
Yakov Plotnikov

Eric D. Wooten

/s/ Eric Wooten
Eric D. Wooten

ENTITIY DEFENDANTS

Cleveland MHC, LLC

/s/ William Rodwell
By:	William Rodwell
Title:	Managing Member

Country Aire Homes of LA, LLC

/s/ William Rodwell
By:	William Rodwell
Title:	Managing Member

Forest Hollow, LLC

/s/ William Rodwell
By:	William Rodwell
Title:	Managing Member

Gulf Stream Homes of LA, LLC

/s/ William Rodwell
By:	William Rodwell
Title:	Managing Member

Gulf Stream Homes of MS, LLC

/s/ William Rodwell
By:	William Rodwell
Title:	Managing Member

Stellar GS Homes, LLC

/s/ William Rodwell
By:	William Rodwell
Title:	Managing Member

SINOP GS Homes, LLC

/s/ William Rodwell

By:	William Rodwell
Title:	Managing Member

Gulf Stream Manor Phase 2 Homes, LLC

/s/ William Rodwell
By:	William Rodwell
Title:	Managing Member

Iowa Homes, LLC

/s/ William Rodwell
By:	William Rodwell
Title:	Managing Member

Southern Pointe Homes, LLC

/s/ William Rodwell
By:	William Rodwell
Title:	Managing Member

Southern Pointe Investments, LLC

/s/ William Rodwell
By:	William Rodwell
Title:	Managing Member

Southern Pointe Investments II, LLC

/s/ William Rodwell
By:	William Rodwell
Title:	Managing Member

Stellar GS Homes LLC

/s/ William Rodwell
By:	William Rodwell
Title:	Managing Member

Country Aire MHP LLC

/s/ William Rodwell
By:	William Rodwell
Title:	Managing Member